SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 24, 1999


                                   AVERT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                 0-239052                     84-1028716
 ---------------------------     -----------                 -----------------
(State or other jurisdiction    (Commission                (I.R.S. Employer
 of incorporation)               File Number)               Identification No.)



 301 Remington, Fort Collins, Colorado               80524
----------------------------------------            --------
(Address of principal executive offices)            Zip Code


Registrant's telephone number, including area code:  970-484-7722




                      301 Remington Fort Collins, CO 80524
           -----------------------------------------------------------
          (Former name of former address, if changed since last report



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Item 5   Other Events

     a) Avert, Inc. announced 4th quarter and year-end 1998 results.


Item 7   Financial Statements and Exhibits

     c) Exhibits

     10 Press release dated February 24, 1999


























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



                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            AVERT, INC.



March 5, 1999                               By:    /s/  Dean A. Suposs
-------------                                    -------------------------------
Date                                             Dean A. Suposs
                                                 President























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




                                 EXHIBIT INDEX



Exhibit No.       Exhibit Description                                       Page
----------        -------------------                                       ----

   10             Press Release, dated                                        5
                  February 24, 1999





























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